UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025

Entera Bio Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Israel	001-38556	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

KIRYAT HADASSAH, MINRAV BUILDING – FIFTH FLOOR, JERUSALEM, Israel 9112002
(Address of principal executive offices) (Zip Code)

+972-2-532-7151
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value of NIS 0.0000769	ENTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 28, 2025, Entera Bio Ltd., a company organized under the laws of the State of Israel (“we,” “us,” “our” or the “Company”), issued a press release titled “Entera Bio Receives FDA Agreement on BMD as Primary Endpoint for EB613 Registrational, Phase 3 Study in Post-Menopausal Women with Osteoporosis.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.

Item 8.01 Other Events.

On July 28, 2025, the Company announced that in a written response to a Type A meeting request, the U.S. Food and Drug Administration (the “FDA”) agreed with the Company’s proposal that the New Drug Application filing for EB613 (oral PTH (1-34), teriparatide) would be supported by a single multinational, randomized, double-blind, placebo-controlled, 24-month phase 3 study in women with postmenopausal osteoporosis, where change in total hip Bone Mineral Density (BMD) is evaluated as the primary endpoint, and incidence of new or worsening vertebral fractures is evaluated as the key secondary endpoint.

On June 12, 2025, Entera received a written agreement from the FDA that comprehensive nonclinical developmental and reproductive toxicity (DART) studies are not required given the totality of evidence generated from Forteo®, published literature, and EB613 nonclinical studies.

On May 14, 2025, Entera received a written concurrence from the FDA that dedicated oral carcinogenicity studies are not warranted for EB613 given the totality of evidence generated from the literature and nonclinical studies conducted with EB613.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated July 28, 2025, announcing the FDA’s Agreement on BMD as Primary Endpoint for EB613 Registrational, Phase 3 Study in Post-Menopausal Women with Osteoporosis.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERA BIO LTD.

Date: July 28, 2025	By:	/s/ Miranda Toledano
Name: Miranda Toledano Title: Chief Executive Officer